UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 3, 2025

XOMA ROYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

Common Stock Sales Agreement

On October 3, 2025, XOMA Royalty Corporation (the “Company”) entered into an “at the market” sales agreement (the “Common Stock Sales Agreement”) with Leerink Partners LLC (“Leerink”), pursuant to which the Company may offer and sell from time to time up to $75,000,000 of shares of the Company’s common stock, par value $0.0075 (the “Common Shares”), through Leerink, as the Company’s sales agent.

Sales of the Common Shares, if any, pursuant to the Common Stock Sales Agreement, may be made in transactions that are deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through The Nasdaq Global Market (“Nasdaq”) or on any other existing trading market for the Common Shares. The Company has no obligation to sell any of the Common Shares under the Common Stock Sales Agreement, and may at any time suspend offers under the Common Stock Sales Agreement or terminate the Common Stock Sales Agreement.

Leerink will act as a sales agent and will use commercially reasonable efforts to sell on the Company’s behalf all of the Common Shares requested to be sold by the Company, consistent with their normal trading and sales practices, on mutually agreed terms between Leerink and the Company. The Company currently intends to use the net proceeds of the offering of Common Shares, if any, to acquire additional potential royalty and milestone revenue streams, for working capital and other general corporate purposes.

Under the terms of Common Stock Sales Agreement, the Company will pay Leerink a commission of up to 3.0% of the aggregate gross proceeds from each Common Share sold through it under the Common Stock Sales Agreement. In addition, the Company has also provided Leerink with customary representations, warranties and indemnification rights and has agreed to reimburse certain expenses incurred by Leerink in connection with the offering of Common Shares. The Common Stock Sales Agreement may be terminated by Leerink or the Company at any time upon notice to the other party, as set forth in the Common Stock Sales Agreement, or by Leerink at any time in certain circumstances, including the occurrence of a material and adverse change in the Company’s business or financial condition that may materially impair Leerink’s ability to sell the Common Shares.

Preferred Stock Sales Agreement

Also on October 3, 2025, the Company entered into an “at the market” sales agreement (the “Preferred Stock Sales Agreement” and together with the Common Stock Sales Agreement, the “Sales Agreements”) with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which the Company may offer and sell from time to time up to $50,000,000 of the Company’s depositary shares (the “Depositary Shares,” and together with the Common Shares, the “Shares”), each representing 1/1000th of a share of the Company’s 8.375% Series B cumulative perpetual preferred stock, par value $0.05, through Wainwright, as the Company’s sales agent.

Sales of the Depositary Shares, if any, pursuant to the Preferred Stock Sales Agreement, may be made in transactions that are deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act, including sales made directly on or through Nasdaq or on any other existing trading market for the Depositary Shares. The Company has no obligation to sell any of the Depositary Shares under the Preferred Stock Sales Agreement, and may at any time suspend offers under the Preferred Stock Sales Agreement or terminate the Preferred Stock Sales Agreement.

Wainwright will act as a sales agent and will use commercially reasonable efforts to sell on the Company’s behalf all of the Depositary Shares requested to be sold by the Company, consistent with their normal trading and sales practices, on mutually agreed terms between Wainwright and the Company. The Company currently intends to use the net proceeds of the offering of Depositary Shares, if any, to fund future dividends and any remaining net proceeds to acquire additional potential royalty and milestone revenue streams, for working capital and other general corporate purposes.

Under the terms of the Preferred Stock Sales Agreement, the Company will pay Wainwright a commission of up to 3.0% of the aggregate gross proceeds from each Depositary Share sold through it under the Preferred Stock Sales Agreement. In addition, the Company has also provided Wainwright with customary representations, warranties and indemnification rights and has agreed to reimburse certain expenses incurred by Wainwright in connection with the offering of Depositary Shares. The Preferred Stock Sales Agreement may be terminated by Wainwright or the Company at any time upon notice to the other party, as set forth in the Preferred Stock Sales Agreement, or by Wainwright at any time in certain circumstances, including the occurrence of a material and adverse change in the Company’s business or financial condition that may materially impair Wainwright’s ability to sell the Depositary Shares.

The offering and sale of the Shares has been registered under the Securities Act, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-277794) (the “Registration Statement”), which was originally filed with the Securities and Exchange Commission (“SEC”) on March 8, 2024 and declared effective by the SEC on June 17, 2024, the base prospectus contained within the Registration Statement, and prospectus supplements that were filed with the SEC on October 3, 2025 in connection with the offer and sale of the Shares under each applicable Sales Agreement. Brownstein Hyatt Farber Schreck, LLP, Nevada counsel to the Company, has issued a legal opinion regarding the validity of the Company’s securities that may be sold pursuant to the Registration Statement. A copy of the legal opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Brownstein Hyatt Farber Schreck, LLP has issued legal opinions regarding the validity of the Common Shares that may be sold pursuant to the Common Stock Sales Agreement and the shares of the Company’s 8.375% Series B cumulative perpetual preferred stock underlying the Depositary Shares that may be sold pursuant to the Preferred Stock Sales Agreement. Copies of the legal opinions are filed as Exhibit 5.2 and 5.3 to this Current Report on Form 8-K, respectively. Gibson, Dunn & Crutcher LLP has issued a legal opinion regarding the validity of the Depositary Shares that may be sold pursuant to the Preferred Stock Sales Agreement. A copy of the legal opinion is filed as Exhibit 5.4 to this Current Report on Form 8-K.

The foregoing descriptions of the Sales Agreements do not purport to be complete and are qualified in their entirety by reference to the Sales Agreements, copies of which are filed as Exhibit 1.1 and 1.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Sales Agreement, dated October 3, 2025, by and between XOMA Royalty Corporation and Leerink Partners LLC.

1.2	Sales Agreement, dated October 3, 2025, by and between XOMA Royalty Corporation and H.C. Wainwright & Co., LLC.

5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP as to the validity of the shares of capital stock registered under the Registration Statement on Form S-3 under Nevada law.

5.2	Opinion of Brownstein Hyatt Farber Schreck, LLP as to the validity of the Common Shares.

5.3	Opinion of Brownstein Hyatt Farber Schreck, LLP as to the validity of the 8.375% Series B cumulative perpetual preferred stock underlying the Depositary Shares.

5.4	Opinion of Gibson, Dunn & Crutcher LLP as to the legality of the Depositary Shares.

23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (contained in Exhibit 5.1, 5.2 and 5.3).

23.2	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.4).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA ROYALTY CORPORATION

Date: October 3, 2025	By:	/s/ Thomas Burns
	Name:	Thomas Burns
	Title:	Senior Vice President, Finance and Chief Financial Officer